Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	EIG Management Company, LLC

Address of Joint Filer:	c/o EIG BBTS Holdings, LLC
1700 Pennsylvania Ave. NW, Suite 800
Washington, D.C. 20006

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Southcross Energy Partners, L.P. (SXE)

Date of Event Requiring Statement
(Month/Day/Year):	02/09/2018

Designated Filer:	EIG BBTS Holdings, LLC

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	EIG Asset Management, LLC

Address of Joint Filer:	c/o EIG BBTS Holdings, LLC
1700 Pennsylvania Ave. NW, Suite 800
Washington, D.C. 20006

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Southcross Energy Partners, L.P. (SXE)

Date of Event Requiring Statement
(Month/Day/Year):	02/09/2018

Designated Filer:	EIG BBTS Holdings, LLC

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	EIG Global Energy Partners, LLC

Address of Joint Filer:	c/o EIG BBTS Holdings, LLC
1700 Pennsylvania Ave. NW, Suite 800
Washington, D.C. 20006

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Southcross Energy Partners, L.P. (SXE)

Date of Event Requiring Statement
(Month/Day/Year):	02/09/2018

Designated Filer:	EIG BBTS Holdings, LLC

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	The R. Blair Thomas 2010 Irrevocable Trust

Address of Joint Filer:	c/o EIG BBTS Holdings, LLC
1700 Pennsylvania Ave. NW, Suite 800
Washington, D.C. 20006

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Southcross Energy Partners, L.P. (SXE)

Date of Event Requiring Statement
(Month/Day/Year):	02/09/2018

Designated Filer:	EIG BBTS Holdings, LLC

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	R. Blair Thomas

Address of Joint Filer:	c/o EIG BBTS Holdings, LLC
1700 Pennsylvania Ave. NW, Suite 800
Washington, D.C. 20006

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Southcross Energy Partners, L.P. (SXE)

Date of Event Requiring Statement
(Month/Day/Year):	02/09/2018

Designated Filer:	EIG BBTS Holdings, LLC

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	The Randall Wade 2010 Irrevocable Trust

Address of Joint Filer:	c/o EIG BBTS Holdings, LLC
1700 Pennsylvania Ave. NW, Suite 800
Washington, D.C. 20006

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Southcross Energy Partners, L.P. (SXE)

Date of Event Requiring Statement
(Month/Day/Year):	02/09/2018

Designated Filer:	EIG BBTS Holdings, LLC

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	The Kristina Wade 2010 Irrevocable Trust

Address of Joint Filer:	c/o EIG BBTS Holdings, LLC
1700 Pennsylvania Ave. NW, Suite 800
Washington, D.C. 20006

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Southcross Energy Partners, L.P. (SXE)

Date of Event Requiring Statement
(Month/Day/Year):	02/09/2018

Designated Filer:	EIG BBTS Holdings, LLC

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Randall S. Wade

Address of Joint Filer:	c/o EIG BBTS Holdings, LLC
1700 Pennsylvania Ave. NW, Suite 800
Washington, D.C. 20006

Relationship of Joint Filer to Issuer:	10% Owner; Director

Issuer Name and Ticker or Trading Symbol:	Southcross Energy Partners, L.P. (SXE)

Date of Event Requiring Statement
(Month/Day/Year):	02/09/2018

Designated Filer:	EIG BBTS Holdings, LLC